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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 16, 2001
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                  31-4156620
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     (Commission File Number)                (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                  77002
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(Address of Principal Executive Offices)               (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.

On October 16, 2001, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits

                  Exhibits

99.1 Cooper Industries, Inc. press release dated October 16, 2001 titled "Cooper Industries Expects Third Quarter Earnings to Exceed Current Consensus Analyst Estimates; Exploration of Strategic Alternatives "On Track"





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COOPER INDUSTRIES, INC.

                                              (Registrant)



Date:  October 17, 2001                       /s/ D. Bradley McWilliams
                                              ---------------------------------
                                              D. Bradley McWilliams
                                              Senior Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.
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   99.1         Cooper Industries, Inc. press release dated October 16, 2001 titled "Cooper Industries Expects Third Quarter Earnings to Exceed Current Consensus Analyst Estimates; Exploration of Strategic Alternatives "On Track"